Exhibit 99.2

Zeta Global to Hold a Webinar to Discuss its Accounting Processes and Controls, Data Collection Policies, and Privacy Oversight

Webinar to be held on Wednesday, November 20th

NEW YORK—November 18, 2024—Zeta Global (NYSE:ZETA), the AI-Powered Marketing Cloud, today announced that it will hold a webinar hosted by Arjun Bhatia, Partner, Software Research, at William Blair on Wednesday, November 20 at 3:30 p.m. Eastern Time. Participating on behalf of Zeta Global will be David Steinberg, Co-Founder, Chairman, and CEO, Chris Greiner, CFO, and Robert Niehaus, Board Member and Chair of Zeta’s Audit Committee.

The Zeta Global team will discuss the Company’s robust accounting processes and controls, data collection policies, and privacy oversight. View Zeta’s preliminary response to a recent short-seller report, at https://investors.zetaglobal.com/news/news-details/2024/Zeta-Global-Responds-to-Short-Seller-Report/default.aspx

Please contact your William Blair representative for the registration link or contact William Blair corporate research at corporateaccessresearch@williamblair.com. A replay of the conference call will be accessible on Zeta’s Investor Relations website at http://investors.zetaglobal.com.

About Zeta
Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations
Madison Serras
ir@zetaglobal.com

Press
Candace Dean
press@zetaglobal.com

Source: Zeta Global Holdings Corp.